Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

September 30, 2007

OneBeacon Insurance Group, Ltd.

Addresses:

601 Carlson Parkway, Minnetonka, MN 55305 (Executive Offices)

1 Beacon Lane, Canton, MA 02021 (U.S. Headquarters)

Internet address:

www.onebeacon.com

Financial Goals

•    GAAP combined ratio: 95 - 96%

•    Operating ROAE: 13 - 15%

•    Growth in book value per share: 15 - 16%

•    Dividend yield: 3.0 - 3.5%

•    Debt to total capital: 30% or lower

•    Solid/Stable “A” financial strength ratings

Insurance Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody’s
OneBeacon
Insurance Group	A	A	A	A2

Other Ratings:
Fund American Companies Senior debt	bbb	BBB	BBB	Baa2

Common Stock

Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Transfer Agent

Wells Fargo Bank N.A.

Shareowner Services

161 North Concord Exchange

South St. Paul, MN 55075-1139

1-800-767-3330

Company Contact

Frederick J. Turcotte

Vice President

Investor Relations

781-332-7136

This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and its Quarterly Report on Form 10-Q for the period ended September 30, 2007.

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

Table of Contents

Basis of Presentation	i - iii
Safe Harbor Statement	iv

Consolidated Results
Consolidated Financial Results	C-1
Consolidated Statements of Income and Comprehensive Income	C-2
Consolidating Statements of Operations
For Nine Months Ended September 30, 2006 and 2007	C-3
For Three Months Ended September 30, 2006 and 2007	C-4
Adjusted Comprehensive Net Income, Adjusted Net Income and Adjusted Operating Income	C-5
Impact of Non-Recurring Items on Adjusted Comprehensive Net Income,
Adjusted Net Income and Adjusted Operating Income	C-6
Consolidated Balance Sheets	C-7
Computation of Return on Equity Measures	C-8
Book Value and Adjusted Book Value Per Common Share	C-9
Capital Structure	C-10

Primary Insurance Operations
Pre-Tax Income	PIO-1
Underwriting Results	PIO-2
Underwriting Results by Unit
For Nine Months Ended September 30, 2007	PIO-3
Primary Insurance Operations - Impact of Non-Recurring Items on Underwriting Results
For Nine Months Ended September 30, 2007	PIO-4
Underwriting Results by Unit
For Three Months Ended September 30, 2007	PIO-5
Primary Insurance Operations - Impact of Non-Recurring Items on Underwriting Results
For Three Months Ended September 30, 2007	PIO-6
Specialty Lines
Underwriting Results	PIO-7
Premiums	PIO-8
Statistical Premium Information	PIO-9
Commercial Lines
Underwriting Results	PIO-10
Premiums	PIO-11
Statistical Premium Information	PIO-12
Personal Lines
Underwriting Results	PIO-13
Premiums	PIO-14
Statistical Premium Information	PIO-15
Loss and LAE Reserve Summary	PIO-16

Other Segments
Affiliate Quota Shares Results	OS-1
Other Operations Results	OS-2

Investments
Consolidated - Investment Earnings Pre-Tax	I-1
Consolidated - Investment Returns	I-2
Consolidated - Composition of Invested Assets	I-3

OneBeacon Insurance Group, Ltd.

Basis of Presentation

Presentation

•                  Consolidated results include Primary Insurance Operations, Affiliate Quota Shares and Other Operations. The Primary Insurance Operations segment includes the underwriting results of Specialty, Commercial and Personal Lines and results from run-off. The Affiliate Quota Shares segment includes two quota share reinsurance arrangements with subsidiaries of White Mountains (Esurance and Sirius), which we entered into primarily for White Mountains’ capital management purposes. During the fourth quarter of 2006, these quota share reinsurance agreements were commuted. The Other Operations segment consists of OneBeacon Insurance Group, Ltd. and our intermediate subsidiary holding companies. The Other Operations segment primarily consists of financing activities, purchase accounting adjustments relating to our acquisition by White Mountains, and other assets and general and administrative expenses incurred at the holding company level.

•                  Statistical premium information has been incorporated herein to provide supplemental data that indicate trends in the underwriting units within the Primary Insurance Operations segment.

•                  The key measure of relative underwriting performance for an insurance company is the combined ratio. An insurance company’s combined ratio under accounting principles generally accepted in the United States of America (“GAAP”) is calculated by adding the ratio of incurred loss and loss adjustment expenses (“LAE”) to earned premiums (the “loss ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

•                  NM - Not meaningful

Non-GAAP Financial Measures

•                  This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures. Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company’s financial performance. In addition, certain of these non-GAAP financial measures have been adjusted to exclude the impacts of economically defeasing the Company’s mandatorily redeemable preferred stock. As described in more detail in the Company’s 2006 Annual Report on Form 10-K for the year ended December 31, 2006, in connection with its initial public offering, the Company created two irrevocable grantor trusts and funded them with assets sufficient to make the remaining dividend and redemption payments for $20 million of preferred stock that was redeemed in June 2007 and $300 million of preferred stock that will be redeemed in May of 2008. The Company created and funded these trusts to appropriately capitalize and leverage the Company in preparatio respective periods, is a useful supplement to understanding the Company’s earnings and profitability.

•                  Adjusted book value per common share is a non-GAAP financial measure which is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from book value per common share, the most closely comparable GAAP measure. For the reason stated above, management believes that adjusted book value per common share is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of book value per common share to adjusted book value per common share is included on page C-9.

•                  Adjusted book value per common share, including dividends is a non-GAAP financial measure which is derived by adding back the impact of dividends paid to adjusted book value per common share (a non-GAAP financial measure described above). Management believes that adjusted book value per common share, including dividends is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of book value per common share to adjusted book value per common share, including dividends is included on page C-9.

i

Non-GAAP Financial Measures (continued)

•                  Adjusted comprehensive net income is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from comprehensive net income, the most closely comparable GAAP measure. As described above, management believes that adjusted comprehensive net income is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of comprehensive net income to adjusted comprehensive net income is included on page C-5.

•                  Adjusted net income is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from net income, the most closely comparable GAAP measure. As described above, management believes that adjusted net income is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of net income to adjusted comprehensive net income is included on page C-5.

•                  Adjusted net income per common share is calculated by dividing adjusted net income (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding. Management believes that adjusted net income per share is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of net income to adjusted net income is included on page C-5. The calculation of adjusted net income per common share is also included on page C-5.

•                  Operating income is a non-GAAP financial measure that excludes net realized investment gains or losses and the related tax effect from net income. Management believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of net income, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions. Although key to the Company’s overall financial performance, management believes that net realized investment gains or losses are largely independent of the underwriting decision-making process as well as the activities of its Other Operations segment. The reconciliation of net income to operating income is included on page C-5.

•                  Adjusted operating income is a non-GAAP financial measure that excludes the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from operating income (a non-GAAP financial measure described above). Management believes that adjusted operating income is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of net income to adjusted operating income is included on page C-5.

•                  Adjusted operating income per common share is calculated by dividing adjusted operating income (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding. Management believes that adjusted operating income per share is a useful supplement to understanding the Company’s earnings and profitability. Net income per share is the most directly comparable GAAP measure. The reconciliation of net income to adjusted operating income is included on page C-5. The calculation of adjusted operating income per common share is also included on page C-5.

•                  Adjusted common shareholders’ equity, the average of which is used in calculating adjusted comprehensive returns (a non-GAAP financial measure described below), is derived by excluding the impact of economically defeasing the Company’s mandatorily redeemable preferred stock from common shareholders’ equity, the most closely comparable GAAP measure. The reconciliation of common shareholders’ equity to adjusted common shareholders’ equity is included on page C-8.

Non-GAAP Financial Measures (continued)

•                  Adjusted comprehensive return on average adjusted common shareholders’ equity is calculated by dividing adjusted comprehensive net income (a non-GAAP financial measure described above) for the latest 12 month period by average adjusted common shareholders’ equity (a non-GAAP financial measure described above). Management believes that adjusted comprehensive return on average adjusted common shareholders’ equity is a useful supplement to understanding the Company’s earnings and profitability. The reconciliation of the numerator and denominator to the most closely comparable GAAP measures are described above. The calculation of adjusted comprehensive return on average adjusted common shareholders’ equity is included on page C-8.

•                  Adjusted common shareholders’ equity excluding accumulated other comprehensive income (AOCI), the average of which is used in calculating adjusted operating returns (a non-GAAP financial measure described below), is derived by excluding AOCI and the impacts of economically defeasing the Company’s mandatorily redeemable preferred stock from common shareholders’ equity. For the reasons described above, management believes that it is appropriate to remove the variability in the timing of unrealized investment gains and losses and the impact of economically defeasing the Company’s mandatorily redeemable preferred stock when analyzing certain performance measures. The reconciliation of common shareholders’ equity, the most closely comparable GAAP measure, to adjusted common shareholders’ equity excluding AOCI is included on page C-8.

•                  Adjusted operating return on average common shareholders’ equity excluding AOCI is calculated by dividing adjusted operating income (a non-GAAP financial measure described above) for the latest 12 month period by average adjusted common shareholders’ equity excluding AOCI (a non-GAAP financial measure described above). For the reason stated above, management believes that adjusted operating return on average common shareholders’ equity excluding AOCI is a useful supplement to understanding the Company’s operating performance. The reconciliation of the numerator and denominator to the most closely comparable GAAP measures are described above. The calculation of adjusted operating return on average common shareholders’ equity excluding AOCI is included on page C-8.

•                  Combined ratio before catastrophes; combined ratio before catastrophes and prior accident year development; and combined ratio before catastrophes, prior accident year development and long-term incentive compensation (LTIP) expense are non-GAAP financial measures which are derived by excluding catastrophes, prior accident year development and LTIP expense, individually and cumulatively from the GAAP combined ratio. A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. Development on prior accident year losses generally results from changes in facts or events about the underlying loss or related loss adjustment expenses from that known and judgments made at the time the loss was incurred. Similar to catastrophe losses, development on prior accident year losses is not predicta for investors to understand the variability of periodic earnings. The reconciliation of these non-GAAP financial measures to the GAAP combined ratio, the most closely comparable GAAP measure, is found on pages PIO-2, PIO-3, PIO-5, PIO-7, PIO-10 and PIO-13.

OneBeacon Insurance Group, Ltd.

Safe Harbor Statement

Forward-looking statements contained in this presentation are based on the Company’s assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon’s forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company’s investment portfolio, changes in accounting policies, and other factors identified in the Company’s filings with the Securities an uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements.

OneBeacon Insurance Group, Ltd.

Consolidated Financial Results

(in millions, except per share amounts)

	Three Months Ended					Year Over Year 3 Mo	Nine Months Ended Sep 30,
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	%			%
Highlights	2006	2006	2007	2007	2007	Change	2006	2007	Change

Adjusted comprehensive net income (see C-5)	$109.1	$101.5	$82.6	$69.6	$89.8	-17.7%	$231.3	$242.0	4.6%
Adjusted net income (see C-5)	87.7	66.3	73.6	75.9	96.1	9.6%	237.5	245.6	3.4%
Adjusted operating income (see C-5)	64.7	28.2	37.9	38.8	76.1	17.7%	169.3	152.8	-9.7%

										As of	As of
Per Share Amounts [1]										Dec 31, 2006	Sep 30, 2007	% Change

Book value per share (see C-9)										$17.77	$19.17	7.9%
Adjusted book value per share (see C-9)										$17.20	$18.85	9.6%
Adjusted book value per share, including dividends (see C-9)										$17.20	$19.48	13.3%[2]
Common shares outstanding [3]										100.0	99.7	-0.3%
Adjusted operating income per share (basic & diluted) (see C-5)	$0.65	$0.28	$0.38	$0.39	$0.76	17.7%	$1.69	$1.53	-9.7%
Weighted average common shares outstanding (basic & diluted) [3]	100.0	100.0	100.0	100.0	100.0	0.0%	100.0	100.0	0.0%

Financial Ratios						Point Change			Point Change

GAAP ratios (Primary Insurance Operations):
Loss ratio	59.2%	59.5%	61.4%	60.9%	54.0%	5.2	61.1%	58.8%	2.3
Expense ratio	35.2%	38.8%	36.1%	36.1%	29.8%	5.4	34.5%	33.9%	0.6
Total combined ratio	94.4%	98.3%	97.5%	97.0%	83.8%	10.6	95.6%	92.7%	2.9

										As of	As of
Balance Sheet										Dec 31, 2006	Sep 30, 2007	Change

Total investments										$5,212.7	$5,285.4	1.4%
Total common shareholders’ equity										$1,777.2	$1,910.9	7.5%
Ratio of debt to total capital, net of defeasance (see C-9)										29.9%	28.4%	1.5	pt

[1]          Per share amounts have been determined assuming that the common shares were outstanding for the quarterly periods September 30, 2006 through December 31, 2006. On October 18, 2006, the Company executed a stock split and recapitalization that increased the common shares outstanding from 12 thousand to 100 million and reduced the par value from $1.00 to $0.01. The stock split and recapitalization have been reflected retroactively for the 2006 periods presented.

[2]          Includes dividends of $0.21 per common share paid quarterly beginning in March 2007.

[3]          Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program which commenced in the third quarter of 2007.

OneBeacon Insurance Group, Ltd.

Consolidated Statements of Income and Comprehensive Income

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2006	2006	2007	2007	2007	% Change	2006	2007	% Change

Earned premiums	$551.3	$485.9	$468.9	$465.0	$473.6	-14%	$1,590.0	$1,407.5	-11%

Net investment income	49.2	43.4	50.6	54.6	51.5	5%	148.4	156.7	6%
Net realized investment gains (losses)	35.4	58.6	54.9	57.1	30.7	-13%	105.0	142.7	36%
Net other revenues (expenses)	36.6	(9.6)	3.1	2.4	10.8	-70%	48.4	16.3	-66%
Total revenues	672.5	578.3	577.5	579.1	566.6	-16%	1,891.8	1,723.2	-9%

Loss and LAE	318.5	289.0	288.2	283.1	255.8	-20%	994.6	827.1	-17%
Policy acquisition expenses	124.5	82.5	78.3	78.3	74.9	-40%	297.4	231.5	-22%
Other underwriting expenses	84.0	106.2	90.9	89.6	66.4	-21%	253.9	246.9	-3%
General and administrative expenses	5.1	3.7	2.4	2.7	2.4	-51%	11.6	7.5	-36%
Accretion of fair value adjustment to loss and LAE reserves	5.8	5.7	4.0	4.0	4.0	-31%	17.3	12.0	-31%
Interest expense on debt	12.0	10.8	11.4	11.3	11.4	-5%	34.8	34.1	-2%
Interest expense - dividends and accretion on preferred stock subject to mandatory redemption	14.8	15.3	15.8	16.3	16.3	10%	43.2	48.4	12%
Total expenses	564.7	513.2	491.0	485.3	431.2	-24%	1,652.8	1,407.5	-15%

Pre-tax earnings from continuing operations	107.8	65.1	86.5	93.8	135.4	26%	239.0	315.7	32%
Income tax provision	(34.1)	(14.4)	(26.0)	(31.5)	(53.1)	56%	(54.5)	(110.6)	103%

Income from continuing operations before minority interest and equity in earnings of unconsolidated affiliate	73.7	50.7	60.5	62.3	82.3	12%	184.5	205.1	11%
Equity in earnings of unconsolidated affiliate	(1.6)	1.7	—	—	—	-100%	8.6	—	-100%
Income from continuing operations	72.1	52.4	60.5	62.3	82.3	14%	193.1	205.1	6%
Income (loss) from discontinued operations	0.8	—	—	—	—	-100%	1.2	—	-100%
Gain (loss) from sale of discontinued operations, net of tax	—	—	—	—	—	0%	—	—	0%

Net income	72.9	52.4	60.5	62.3	82.3	13%	194.3	205.1	6%
Other comprehensive income (loss)	21.4	35.2	9.0	(6.3)	(6.3)	129%	(6.2)	(3.6)	42%

Comprehensive net income (loss)	$94.3	$87.6	$69.5	$56.0	$76.0	-19%	$188.1	$201.5	7%

OneBeacon Insurance Group, Ltd.

Consolidating Statements of Operations

Nine Months Ended September 30, 2006 and 2007

($ in millions)

	Primary Insurance Operations		Affiliate Quota Shares [1]		Other Operations		Consolidated
	2006	2007	2006	2007	2006	2007	2006	2007

Earned premiums	$1,458.1	$1,407.5	$131.9	$—	$—	$—	$1,590.0	$1,407.5

Net investment income	142.2	139.6	—	—	6.2	17.1	148.4	156.7
Net realized investment gains (losses)	105.5	143.0	—	—	(0.5)	(0.3)	105.0	142.7
Net other revenues (expenses)	35.2	17.8	—	—	13.2	(1.5)	48.4	16.3
Total revenues	1,741.0	1,707.9	131.9	—	18.9	15.3	1,891.8	1,723.2

Loss and LAE	891.3	827.1	103.3	—	—	—	994.6	827.1
Policy acquisition expenses	249.8	231.5	47.6	—	—	—	297.4	231.5
Other underwriting expenses	253.9	246.9	—	—	—	—	253.9	246.9
General and administrative expenses	2.2	2.3	—	—	9.4	5.2	11.6	7.5
Accretion of fair value adjustment to loss and LAE reserves	—	—	—	—	17.3	12.0	17.3	12.0
Interest expense on debt	2.8	2.5	—	—	32.0	31.6	34.8	34.1
Interest expense - dividends and accretion on preferred stock		—	—	—	43.2	48.4	43.2	48.4
Total expenses	1,400.0	1,310.3	150.9	—	101.9	97.2	1,652.8	1,407.5

Pre-tax earnings from continuing operations	$341.0	$397.6	$(19.0)	$—	$(83.0)	$(81.9)	$239.0	$315.7

[1] Affiliate Quota Shares includes two quota share reinsurance agreements with subsidiaries of White Mountains, which were entered into primarily for White Mountains’ capital management purposes. The affiliate quota share agreements were commuted during the fourth quarter of 2006.

OneBeacon Insurance Group, Ltd.

Consolidating Statements of Operations

Three Months Ended September 30, 2006 and 2007

($ in millions)

	Primary Insurance Operations		Affiliate Quota Shares [1]		Other Operations		Consolidated
	2006	2007	2006	2007	2006	2007	2006	2007

Earned premiums	$492.7	$473.6	$58.6	$—	$—	$—	$551.3	$473.6

Net investment income	48.3	45.2	—	—	0.9	6.3	49.2	51.5
Net realized investment gains (losses)	35.6	31.2	—	—	(0.2)	(0.5)	35.4	30.7
Net other revenues (expenses)	30.6	11.2	—	—	6.0	(0.4)	36.6	10.8
Total revenues	607.2	561.2	58.6	—	6.7	5.4	672.5	566.6

Loss and LAE	291.9	255.8	26.6	—	—	—	318.5	255.8
Policy acquisition expenses	89.0	74.9	35.5	—	—	—	124.5	74.9
Other underwriting expenses	84.0	66.4	—	—	—	—	84.0	66.4
General and administrative expenses	0.6	1.1	—	—	4.5	1.3	5.1	2.4
Accretion of fair value adjustment to loss and LAE reserves	—	—	—	—	5.8	4.0	5.8	4.0
Interest expense on debt	1.4	0.8	—	—	10.6	10.6	12.0	11.4
Interest expense - dividends and accretion on preferred stock	—	—	—	—	14.8	16.3	14.8	16.3
Total expenses	466.9	399.0	62.1	—	35.7	32.2	564.7	431.2

Pre-tax earnings from continuing operations	$140.3	$162.2	$(3.5)	$—	$(29.0)	$(26.8)	$107.8	$135.4

[1] Affiliate Quota Shares includes two quota share reinsurance agreements with subsidiaries of White Mountains, which were entered into primarily for White Mountains’ capital management purposes. The affiliate quota share agreements were commuted during the fourth quarter of 2006.

OneBeacon Insurance Group, Ltd.

Adjusted Comprehensive Net Income, Adjusted Net Income and Adjusted Operating Income

(in millions, except per share amounts)

								Twelve
	Three Months Ended					Nine Months Ended		Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,		Sep 30,
	2006	2006	2007	2007	2007	2006	2007	2007

Comprehensive net income	$94.3	$87.6	$69.5	$56.0	$76.0	$188.1	$201.5	$289.1
Adjusting items [1]	14.8	13.9	13.1	13.6	13.8	43.2	40.5	54.4
Adjusted comprehensive net income	$109.1	$101.5	$82.6	$69.6	$89.8	$231.3	$242.0	$343.5

Net income	$72.9	$52.4	$60.5	$62.3	$82.3	$194.3	$205.1	$257.5
Adjusting items [1]	14.8	13.9	13.1	13.6	13.8	43.2	40.5	54.4
Adjusted net income	$87.7	$66.3	$73.6	$75.9	$96.1	$237.5	$245.6	$311.9

Weighted average common shares outstanding [2] [3]	100.0	100.0	100.0	100.0	100.0	100.0	100.0	100.0

Adjusted operating income per share	$0.88	$0.66	$0.74	$0.76	$0.96	$2.38	$2.46	$3.12

Net income	$72.9	$52.4	$60.5	$62.3	$82.3	$194.3	$205.1	$257.5
Less:
Net realized investment losses (gains)	(35.4)	(58.6)	(54.9)	(57.1)	(30.7)	(105.0)	(142.7)	(201.3)
Tax effect on net realized investment gains	12.4	20.5	19.2	20.0	10.7	36.8	49.9	70.5
Operating income	$49.9	$14.3	$24.8	$25.2	$62.3	$126.1	$112.3	$126.7
Adjusting items [1]	14.8	13.9	13.1	13.6	13.8	43.2	40.5	54.4
Adjusted operating income	$64.7	$28.2	$37.9	$38.8	$76.1	$169.3	$152.8	$181.1

Weighted average common shares outstanding [2] [3]	100.0	100.0	100.0	100.0	100.0	100.0	100.0	100.0

Adjusted operating income per share	$0.65	$0.28	$0.38	$0.39	$0.76	$1.69	$1.53	$1.81

[1] Adjustment to exclude the impact of economically defeasing the Company’s mandatorily redeemable preferred stock, as illustrated below.

								Twelve
	Three Months Ended					Nine Months Ended		Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,		Sep 30,
	2006	2006	2007	2007	2007	2006	2007	2007

Adjusting items:
Dividends on preferred stock	$7.6	$7.6	$7.6	$7.6	$7.1	$22.7	$22.2	$30.0
Accretion on preferred stock	7.2	7.7	8.2	8.7	9.2	20.5	26.2	33.8
Earnings on defeasance, net of tax	—	(1.4)	(2.7)	(2.7)	(2.5)	—	(7.9)	(9.4)
Total adjusting items	$14.8	$13.9	$13.1	$13.6	$13.8	$43.2	$40.5	$54.4

[2] On October 18, 2006, the Company executed a stock split and recapitalization that increased the common shares outstanding from 12 thousand to 100 million and reduced the par value from $1.00 to $0.01. The stock split and recapitalization have been reflected retroactively for the 2006 periods presented.

[3] Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program which commenced in the third quarter of 2007.

OneBeacon Insurance Group, Ltd.

Impact of Non-Recurring Items on Adjusted Comprehensive Net Income, Adjusted Net Income and Adjusted Operating Income

(in millions, except per share amounts)

Three Months Ended Sep 30, 2007
Adjusted comprehensive net income (see C-5)	$89.8
Less: Impact of non-recurring items [1]	(21.2)
Adjusted comprehensive net income excluding impact of non-recurring items	$68.6

Adjusted net income (see C-5)	$96.1
Less: Impact of non-recurring items [1]	(22.8)
Adjusted net income excluding impact of non-recurring items	$73.3

Weighted average common shares outstanding [2]	100.0

Adjusted net income per share excluding impact of non-recurring items	$0.73

Adjusted operating income (see C-5)	$76.1
Less: Impact of non-recurring items [1]	(22.8)
Adjusted operating income excluding impact of non-recurring items	$53.3

Weighted average common shares outstanding [2]	100.0

Adjusted operating income per share excluding impact of non-recurring items	$0.53

[1] Adjustment to exclude the impact of non-recurring items, as illustrated below.

	Pre-tax Impact	Tax Effect	After tax Impact
Non-Recurring Items:
Gain on sale of inactive licensed subsidiary, AEIC, impacting net other revenues	$10.8	$(3.8)	$7.0

Partial pension settlement impacting loss and LAE	6.3	(2.2)	4.1

Partial pension settlement impacting other underwriting expenses	19.3	(6.7)	12.6

Premium tax refund impacting policy acquisition expenses	7.6	(2.7)	4.9

Withholding taxes impacting income tax provision	—	(5.8)	(5.8)

Total impact of non-recurring items on adjusted net income and adjusted operating income	44.0	(21.2)	22.8

Partial pension settlement impacting other comprehensive income items	(2.5)	0.9	(1.6)

Total impact of non-recurring items on adjusted comprehensive net income	$41.5	$(20.3)	$21.2

[2] Includes the imapct of repurchases of Class A common shares made through the Company’s share repurchase program which commenced in the third quarter of 2007.

OneBeacon Insurance Group, Ltd.

Consolidated Balance Sheets

As of December 31, 2006 and September 30, 2007

($ in millions)

	As of
	Dec 31, 2006	September 30, 2007	% Change

Available-for-sale investments:
Fixed maturity investments	$3,539.7	$3,433.3	-3%
Common equity securities	737.1	796.2	8%
Short-term investments	319.0	424.5	33%
Held-to-maturity investments:
Fixed maturity investments	305.0	308.6	1%
Short-term investments	33.8	0.1	-100%
Other investments	278.1	322.7	16%
Total investments	5,212.7	5,285.4	1%

Cash	41.5	59.1	42%
Reinsurance recoverable on paid and unpaid losses	2,875.0	2,720.2	-5%
Premiums receivable	517.1	574.3	11%
Securities lending collateral	528.8	534.7	1%
Deferred acquisition costs	183.8	207.8	13%
Investment income accrued	34.8	33.4	-4%
Other assets	475.7	388.9	-18%
Total assets	$9,869.4	$9,803.8	-1%

Loss and LAE reserves	4,837.7	4,594.8	-5%
Unearned premiums	985.2	1,046.0	6%
Debt	759.5	757.7	0%
Securities lending payable	528.8	534.7	1%
Preferred stock subject to mandatory redemption (redemption value $320.0 and $300.0)	262.3	268.5	2%
Other liabilities	718.7	691.2	-4%
Total liabilities	8,092.2	7,892.9	-2%

Common shares and paid-in surplus	1,115.9	1,111.4	0%
Retained earnings	474.4	616.2	30%
Accumulated other comprehensive income (loss), after tax:
Net unrealized gains on investments	173.1	168.3	-3%
Net unrealized foreign currency translation gains (losses)	11.8	14.3	21%
Other comprehensive income (loss) items	2.0	0.7	-65%
Total common shareholders’ equity	1,777.2	1,910.9	8%

Total liabilities and shareholders’ equity	$9,869.4	$9,803.8	-1%

OneBeacon Insurance Group, Ltd.

Computation of Return on Equity Measures

($ in millions)

				Twelve Months Ended			Twelve Months Ended
				Dec 31, 2006			Sep 30, 2007
Numerator:
[A]	Adjusted comprehensive net income (see C-5)			$332.9			$343.5

[B]	Adjusted operating income (see C-5)			$197.6			$181.1

		As of	As of		As of	As of
		Dec 31, 2005	Dec 31, 2006	Average	Sep 30, 2006	Sep 30, 2007	Average
Denominator:
	Common shareholders’ equity	$1,560.0	$1,777.2	$1,668.6	$1,695.3	$1,910.9	$1,803.1

	Less: Remaining adjustment of subsidiary preferred stock to face value	(86.0)	(57.7)		(65.5)	(31.5)

[C]	Adjusted common shareholders’ equity	$1,474.0	$1,719.5	$1,596.8	$1,629.8	$1,879.4	$1,754.6

	Less: AOCI	(157.6)	(186.9)		(144.3)	(183.3)

[D]	Adjusted common shareholders’ equity excluding AOCI	$1,316.4	$1,532.6	$1,424.5	$1,485.5	$1,696.1	$1,590.8

Returns:
	Adjusted comprehensive return on average adjusted common shareholders’ equity [ A / C ]			20.8%			19.6%

	Adjusted operating return on average adjusted common shareholders’ equity excluding AOCI [ B / D ]			13.9%			11.4%

OneBeacon Insurance Group, Ltd.

Book Value and Adjusted Book Value Per Common Share

(in millions, except per share amounts)

	As of	As of
	Dec 31, 2006	Sep 30, 2007
Numerator:
Common shareholders’ equity	$1,777.2	$1,910.9
Remaining adjustment of subsidiary preferred stock to face value	(57.7)	(31.5)
Adjusted common shareholders’ equity	$1,719.5	$1,879.4
Dividends	—	63.0
Adjusted common shareholders’ equity, including dividends	$1,719.5	$1,942.4

Denominator:
Common shares outstanding [2]	100.0	99.7

Book value per common share	$17.77	$19.17

Adjusted book value per common share	$17.20	$18.85

Adjusted book value per common share, including dividends	$17.20	$19.48	[1]

[1] Represents 13.3% growth in book value per common share, including dividends of $0.21 per common share paid quarterly beginning in March 2007.

[2] Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program which commenced in the third quarter of 2007.

OneBeacon Insurance Group, Ltd.

Capital Structure

($ in millions)

	As of
	Dec 31, 2006	Sep 30, 2007
Debt (including current portion):
Senior notes	$698.7	$698.9
Other debt	60.8	58.8
Total debt	759.5	757.7

Preferred stock subject to mandatory redemption	262.3	268.5
Total common shareholders’ equity	1,777.2	1,910.9

Total capitalization	$2,799.0	$2,937.1

Ratio of debt to total capital	27.1%	25.8%

Ratio of debt and preferred stock subject to mandatory redemption to total capital	36.5%	34.9%

Adjusted for defeasance of preferred stock:
Total debt (per above)	$759.5	$757.7
Preferred stock	—	—
Total common shareholders’ equity	1,777.2	1,910.9

Total capitalization adjusted for defeasance	$2,536.7	$2,668.6

Ratio of debt to total capital, net of defeasance	29.9%	28.4%

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations - Pre-Tax Income

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	September 30,
	2006	2006	2007	2007	2007	% Change	2006	2007	% Change
Net written premiums	$536.2	$431.6	$440.3	$484.8	$511.9	-5%	$1,526.0	$1,437.0	-6%

Earned premiums	492.7	485.9	468.9	465.0	473.6	-4%	1,458.1	1,407.5	-3%
Net investment income	48.3	40.2	45.7	48.7	45.2	-6%	142.2	139.6	-2%
Net realized investment gains (losses)	35.6	59.8	54.9	56.9	31.2	-12%	105.5	143.0	36%
Net other revenues (expenses)	30.6	(13.4)	3.3	3.3	11.2	-63%	35.2	17.8	-49%
Total revenues	607.2	572.5	572.8	573.9	561.2	-8%	1,741.0	1,707.9	-2%

Loss and LAE
Current year	290.2	291.7	300.2	295.8	272.3	-6%	865.7	868.3	0%
Prior year	1.7	(2.7)	(12.0)	(12.7)	(16.5)	NM	25.6	(41.2)	NM
Total loss and LAE	291.9	289.0	288.2	283.1	255.8	-12%	891.3	827.1	-7%

Policy acquisition expenses	89.0	82.5	78.3	78.3	74.9	-16%	249.8	231.5	-7%
Other underwriting expenses	84.0	106.2	90.9	89.6	66.4	-21%	253.9	246.9	-3%
General and administrative expenses	0.6	1.1	—	1.2	1.1	83%	2.2	2.3	5%
Interest expense on debt	1.4	0.1	0.9	0.8	0.8	-42%	2.8	2.5	-10%
Total expenses	466.9	478.9	458.3	453.0	399.0	-15%	1,400.0	1,310.3	-6%

Pre-tax income	$140.3	$93.6	$114.5	$120.9	$162.2	16%	$341.0	$397.6	17%

PIO-1

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations - Underwriting Results

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2006	2006	2007	2007	2007	% Change	2006	2007	% Change
Net written premiums	$536.2	$431.6	$440.3	$484.8	$511.9	-5%	$1,526.0	$1,437.0	-6%
Earned premiums	492.7	485.9	468.9	465.0	473.6	-4%	1,458.1	1,407.5	-3%

Loss and LAE
Current year	290.2	291.7	300.2	295.8	272.3	-6%	865.7	868.3	0%
Prior year	1.7	(2.7)	(12.0)	(12.7)	(16.5)	NM	25.6	(41.2)	NM
Total loss and LAE	291.9	289.0	288.2	283.1	255.8	-12%	891.3	827.1	-7%

Policy acquisition expenses	89.0	82.5	78.3	78.3	74.9	-16%	249.8	231.5	-7%
Other underwriting expenses	84.0	106.2	90.9	89.6	66.4	-21%	253.9	246.9	-3%
Total expenses	173.0	188.7	169.2	167.9	141.3	-18%	503.7	478.4	-5%

Underwriting income / (loss)	$27.8	$8.2	$11.5	$14.0	$76.5	175%	$63.1	$102.0	62%

						Point Change			Point Change
GAAP ratios
Loss and LAE
Current year:
Non-Cat Loss and LAE Incurred CAY	58.1%	57.4%	63.5%	61.2%	57.2%	0.9	58.3%	60.6%	(2.3)
Cat Loss and LAE Incurred CAY	0.8%	2.6%	0.5%	2.4%	0.3%	0.5	1.1%	1.1%	—
Total Loss and LAE CAY	58.9%	60.0%	64.0%	63.6%	57.5%	1.4	59.4%	61.7%	(2.3)
Prior year:
Non-Cat Loss and LAE Incurred PAY	-1.5%	-0.7%	-2.1%	-3.0%	-3.3%	1.8	0.0%	-2.8%	2.8
Cat Loss and LAE Incurred PAY	1.8%	0.2%	-0.6%	0.3%	-0.2%	2.0	1.7%	-0.1%	1.8
Total Loss and LAE PAY	0.3%	-0.6%	-2.6%	-2.7%	-3.5%	3.8	1.7%	-2.9%	4.6
Total loss and LAE	59.2%	59.5%	61.4%	60.9%	54.0%	5.2	61.1%	58.8%	2.3

Policy acquisition expenses	18.1%	17.0%	16.7%	16.8%	15.8%	2.3	17.1%	16.4%	0.7
Other underwriting expenses	17.1%	21.8%	19.4%	19.3%	14.0%	3.1	17.4%	17.5%	(0.1)
Total expenses	35.2%	38.8%	36.1%	36.1%	29.8%	5.4	34.5%	33.9%	0.6

GAAP combined ratio	94.4%	98.3%	97.5%	97.0%	83.8%	10.6	95.6%	92.7%	2.9

Combined ratio before catastrophes	91.8%	95.5%	97.6%	94.3%	83.7%	8.1	92.8%	91.7%	1.1

Combined ratio before catastrophes and prior year development	93.3%	96.2%	99.6%	97.3%	87.0%	6.3	92.8%	94.5%	(1.7)

Long-term incentive compensation (LTIP) expense	2.3%	3.6%	1.6%	2.2%	1.5%	0.8	1.8%	1.6%	0.2

Combined ratio before catastrophes, prior year development and LTIP expense	91.0%	92.6%	98.0%	95.1%	85.5%	5.5	91.0%	92.9%	(1.9)

PIO-2

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations Underwriting Results - by Unit

For the Nine Months Ended September 30, 2007

($ in millions)

				Primary
	Specialty	Commercial	Personal	Insurance
	Lines	Lines	Lines	Operations [1]

Net written premiums	$344.2	$556.9	$535.7	$1,437.0
Earned premiums	324.3	531.0	552.1	1,407.5

Loss and LAE
Current year	200.6	300.7	350.1	868.3
Prior year	(16.3)	(16.3)	(15.4)	(41.2)
Total loss and LAE	184.3	284.4	334.7	827.1

Policy acquisition expenses	54.2	86.3	91.0	231.5
Other underwriting expenses	44.9	105.8	93.1	246.9
Total expenses	99.1	192.1	184.1	478.4

Underwriting income / (loss)	$40.9	$54.5	$33.3	$102.0

GAAP ratios
Loss and LAE
Current year
Non-Cat Loss and LAE Incurred CAY	61.0%	55.6%	62.2%	60.6%
Cat Loss and LAE Incurred CAY	0.9%	1.1%	1.2%	1.1%
Total Loss and LAE CAY	61.9%	56.7%	63.4%	61.7%
Prior year
Non-Cat Loss and LAE Incurred PAY	-4.6%	-3.3%	-2.7%	-2.8%
Cat Loss and LAE Incurred PAY	-0.4%	0.2%	-0.1%	-0.1%
Total Loss and LAE PAY	-5.0%	-3.1%	-2.8%	-2.9%
Total loss and LAE	56.9%	53.6%	60.6%	58.8%

Policy acquisition expenses	16.7%	16.3%	16.5%	16.4%
Other underwriting expenses	13.8%	19.9%	16.9%	17.5%
Total expenses	30.5%	36.2%	33.4%	33.9%

GAAP combined ratio	87.4%	89.8%	94.0%	92.7%

Combined ratio before catastrophes	86.9%	88.5%	92.9%	91.7%

Combined ratio before catastrophes and prior year development	91.5%	91.8%	95.6%	94.5%

Long-term incentive compensation (LTIP) expense	2.2%	1.4%	1.3%	1.6%

Combined ratio before catastrophes, prior year development and LTIP expense	89.3%	90.4%	94.3%	92.9%

[1] Primary Insurance Operations includes results from run-off.

PIO-3

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations - Impact of Non-Recurring Items on Underwriting Results

For the Nine Months Ended September 30, 2007

($ in millions)

				Primary
	Specialty	Commercial	Personal	Insurance
	Lines	Lines	Lines	Operations [1]

Dollar impact on underwriting results

Items impacting loss and LAE:
Partial pension settlement	$0.9	$1.9	$2.2	$6.3

Items impacting expenses:
Partial pension settlement	2.8	5.9	6.7	19.3
Premium tax refund	—	—	7.6	7.6
Office consolidation costs	(0.9)	(4.7)	(4.4)	(10.5)
Subtotal	1.9	1.2	9.9	16.4

Total dollar impact of significant items	$2.8	$3.1	$12.1	$22.7

Impact on GAAP ratios

Items impacting loss and LAE ratio:
Partial pension settlement	0.3%	0.4%	0.4%	0.4%

Items impacting expense ratio:
Partial pension settlement	0.9%	1.1%	1.2%	1.4%
Premium tax refund	0.0%	0.0%	1.4%	0.5%
Office consolidation costs	-0.3%	-0.9%	-0.8%	-0.7%
Subtotal	0.6%	0.2%	1.8%	1.2%

Total impact of significant items	0.9%	0.6%	2.2%	1.6%

[1] Primary Insurance Operations includes results from run-off.

PIO-4

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations Underwriting Results - by Unit

For the Three Months Ended September 30, 2007

($ in millions)

				Primary
	Specialty	Commercial	Personal	Insurance
	Lines	Lines	Lines	Operations [1]

Net written premiums	$136.6	$192.8	$182.5	$511.9
Earned premiums	109.1	182.6	181.8	473.6

Loss and LAE
Current year	64.2	95.0	108.2	272.3
Prior year	(2.9)	(5.3)	(11.6)	(16.5)
Total loss and LAE	61.3	89.7	96.6	255.8

Policy acquisition expenses	18.0	31.0	25.8	74.9
Other underwriting expenses	13.0	31.2	23.8	66.4
Total expenses	31.0	62.2	49.6	141.3

Underwriting income / (loss)	$16.8	$30.7	$35.6	$76.5

GAAP ratios
Loss and LAE
Current year
Non-Cat Loss and LAE Incurred CAY	58.7%	51.6%	59.3%	57.2%
Cat Loss and LAE Incurred CAY	0.1%	0.4%	0.2%	0.3%
Total Loss and LAE CAY	58.8%	52.0%	59.5%	57.5%
Prior year
Non-Cat Loss and LAE Incurred PAY	-2.7%	-2.6%	-6.2%	-3.3%
Cat Loss and LAE Incurred PAY	0.1%	-0.3%	-0.2%	-0.2%
Total Loss and LAE PAY	-2.6%	-2.9%	-6.4%	-3.5%
Total loss and LAE	56.2%	49.1%	53.1%	54.0%

Policy acquisition expenses	16.5%	17.0%	14.2%	15.8%
Other underwriting expenses	11.9%	17.1%	13.1%	14.0%
Total expenses	28.4%	34.1%	27.3%	29.8%

GAAP combined ratio	84.6%	83.2%	80.4%	83.8%

Combined ratio before catastrophes	84.4%	83.1%	80.4%	83.7%

Combined ratio before catastrophes and prior year development	87.1%	85.7%	86.6%	87.0%

Long-term incentive compensation (LTIP) expense	2.4%	1.3%	1.2%	1.5%

Combined ratio before catastrophes, prior year development and LTIP expense	84.7%	84.4%	85.4%	85.5%

[1] Primary Insurance Operations includes results from run-off.

PIO-5

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations - Impact of Non-Recurring Items on Underwriting Results

For the Three Months Ended September 30, 2007

($ in millions)

				Primary
	Specialty	Commercial	Personal	Insurance
	Lines	Lines	Lines	Operations [1]

Dollar impact on underwriting results

Items impacting loss and LAE:
Partial pension settlement	$0.9	$1.9	$2.2	$6.3

Items impacting expenses:
Partial pension settlement	2.8	5.9	6.7	19.3
Premium tax refund	—	—	7.6	7.6
Office consolidation costs	—	—	—	—
Subtotal	2.8	5.9	14.3	26.9

Total dollar impact of significant items	$3.7	$7.8	$16.5	$33.2

Impact on GAAP ratios

Items impacting loss and LAE ratio:
Partial pension settlement	0.8%	1.0%	1.2%	1.3%

Items impacting expense ratio:
Partial pension settlement	2.6%	3.2%	3.7%	4.1%
Premium tax refund	0.0%	0.0%	4.2%	1.6%
Office consolidation costs	0.0%	0.0%	0.0%	0.0%
Subtotal	2.6%	3.2%	7.9%	5.7%

Total impact of significant items	3.4%	4.3%	9.1%	7.0%

[1] Primary Insurance Operations includes results from run-off.

PIO-6

OneBeacon Insurance Group, Ltd.

Specialty Lines - Underwriting Results [1]

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2006	2006	2007	2007	2007	% Change	2006	2007	% Change

Net written premiums	$142.5	$87.5	$96.8	$110.8	$136.6	-4%	$350.1	$344.2	-2%
Earned premiums	111.0	111.3	107.0	108.2	109.1	-2%	321.0	324.3	1%

Loss and LAE
Current year	69.1	66.7	69.4	67.0	64.2	-7%	192.1	200.6	4%
Prior year	(8.9)	(7.9)	(7.9)	(5.6)	(2.9)	NM	(14.4)	(16.3)	NM
Total loss and LAE	60.2	58.8	61.5	61.4	61.3	2%	177.7	184.3	4%

Policy acquisition expenses	19.5	18.8	18.2	18.0	18.0	-8%	56.4	54.2	-4%
Other underwriting expenses	18.9	25.2	15.4	16.5	13.0	-31%	47.9	44.9	-6%
Total expenses	38.4	44.0	33.6	34.5	31.0	-19%	104.3	99.1	-5%

Underwriting income	$12.4	$8.5	$11.9	$12.3	$16.8	35%	$39.0	$40.9	5%

						Point Change			Point Change
GAAP ratios
Loss and LAE
Current year
Non-Cat Loss and LAE Incurred CAY	61.4%	50.3%	63.6%	61.0%	58.7%	2.7	57.9%	61.0%	(3.1)
Cat Loss and LAE Incurred CAY	0.8%	9.6%	1.3%	1.0%	0.1%	0.7	1.9%	0.9%	1.0
Total Loss and LAE CAY	62.2%	59.9%	64.9%	62.0%	58.8%	3.4	59.8%	61.9%	(2.1)
Prior year
Non-Cat Loss and ALAE Incurred PAY	-7.4%	-7.8%	-6.1%	-5.0%	-2.7%	(4.7)	-4.1%	-4.6%	0.5
Cat Loss and ALAE Incurred PAY	-0.6%	0.7%	-1.3%	-0.2%	0.1%	(0.7)	-0.3%	-0.4%	0.1
Total Loss and LAE PAY	-8.0%	-7.1%	-7.4%	-5.2%	-2.6%	(5.4)	-4.4%	-5.0%	0.6
Total loss and LAE	54.2%	52.8%	57.5%	56.8%	56.2%	(2.0)	55.4%	56.9%	(1.5)

Policy acquisition expenses	17.6%	16.9%	17.0%	16.6%	16.5%	1.1	17.6%	16.7%	0.9
Other underwriting expenses	17.0%	22.6%	14.4%	15.2%	11.9%	5.1	14.9%	13.8%	1.1
Total expenses	34.6%	39.5%	31.4%	31.8%	28.4%	6.2	32.5%	30.5%	2.0

GAAP combined ratio	88.8%	92.3%	88.9%	88.6%	84.6%	4.2	87.9%	87.4%	0.5

Combined ratio before catastrophes	88.6%	82.0%	88.9%	87.8%	84.4%	4.2	86.3%	86.9%	(0.6)

Combined ratio before catastrophes and prior year development	96.0%	89.8%	95.0%	92.8%	87.1%	8.9	90.4%	91.5%	(1.1)

Long-term incentive compensation (LTIP) expense	5.2%	8.9%	1.5%	2.6%	2.4%	2.8	3.2%	2.2%	1.0

Combined ratio before catastrophes, prior year development and LTIP expense	90.8%	80.9%	93.5%	90.2%	84.7%	6.1	87.2%	89.3%	(2.1)

[1] During the fourth quarter of 2006, to better align with OneBeacon’s business and product management structure, OneBeacon repositioned the reporting of AutoOne Insurance to personal lines and OneBeacon Specialty Property to commercial lines. Both AutoOne Insurance and OneBeacon Specialty Property were formerly reported in specialty lines.

PIO-7

OneBeacon Insurance Group, Ltd.

Specialty Lines - Premiums

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2006	2006	2007	2007	2007	% Change	2006	2007	% Change

Net written premiums
OBPP	$46.0	$46.0	$61.9	$42.0	$53.6	17%	$133.3	$157.5	18%
IMU	35.8	30.3	32.4	52.3	39.7	11%	109.6	124.4	14%
Other specialty lines	60.7	11.2	2.5	16.5	43.3	-29%	107.2	62.3	-42%
Total	$142.5	$87.5	$96.8	$110.8	$136.6	-4%	$350.1	$344.2	-2%

Total excluding Agri [1]	$121.3	$87.5	$96.9	$111.0	$136.7	13%	$285.6	$345.1	21%

Earned premiums
OBPP	$43.5	$43.1	$46.4	$48.2	$52.2	20%	$121.9	$146.8	20%
IMU	35.5	35.6	34.2	37.7	39.2	10%	101.4	111.1	10%
Other specialty lines	32.0	32.6	26.4	22.3	17.7	-45%	97.7	66.4	-32%
Total	$111.0	$111.3	$107.0	$108.2	$109.1	-2%	$321.0	$324.3	1%

Total excluding Agri [1]	$89.2	$92.5	$93.8	$100.2	$106.8	20%	$257.6	$301.5	17%

[1] On September 29, 2006, the renewal rights to the Agri business were sold.

PIO-8

OneBeacon Insurance Group, Ltd.

Specialty Lines - Statistical Premium Information

($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2006	2006	2007	2007	2007	2006	2007
Rate change [1]
OBPP	-5%	-5%	-2%	-8%	-12%	-3%	-6%
IMU	4%	3%	3%	2%	1%	3%	2%

Premium retention [2]

OBPP	78%	80%	85%	82%	78%	73%	83%
IMU	83%	82%	84%	81%	75%	81%	80%

New business

OBPP	$14	$13	$24	$14	$18	$59	$56
IMU	$9	$6	$9	$14	$13	$24	$36
Other Specialty [3]	$5	$2	$1	$17	$2	$13	$19

[1] Rate change is determined by comparing the premium per unit of exposure from an expiring policy to that from its corresponding renewal policy.

[2] Retention is calculated by dividing renewal premiums by prior period expiring written premiums, excluding the impact of rate changes.

[3] Certain statistical premium information for a prior period has been revised to adjust for policies that were inadvertently included in this statistic.

Note: Rate and retention statistical premium information for Other Specialty is not meaningful.

PIO-9

OneBeacon Insurance Group, Ltd.

Commercial Lines - Underwriting Results

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30
	2006	2006	2007	2007	2007	% Change	2006	2007	% Change

Net written premiums	$186.3	$169.5	$170.6	$193.6	$192.8	3%	$548.8	$557.0	1%
Earned premiums	175.3	177.7	172.0	176.4	182.6	4%	511.6	531.0	4%

Loss and LAE
Current year	89.9	94.8	101.3	104.3	95.0	6%	275.2	300.7	9%
Prior year	8.9	(5.3)	(6.9)	(4.1)	(5.3)	NM	21.2	(16.3)	NM
Total loss and LAE	98.8	89.5	94.4	100.2	89.7	-9%	296.4	284.4	-4%

Policy acquisition expenses	32.0	33.0	27.3	28.0	31.0	-3%	91.4	86.3	-6%
Other underwriting expenses	31.5	43.0	36.8	37.8	31.2	-1%	101.6	105.8	4%
Total expenses	63.5	76.0	64.1	65.8	62.2	-2%	193.0	192.1	0%

Underwriting income / (loss)	$13.0	$12.2	$13.5	$10.4	$30.7	NM	$22.2	$54.5	145%

						Point Change			Point Change
GAAP ratios
Loss and LAE
Current year
Non-Cat Loss and ALAE Incurred CAY	50.5%	53.5%	58.5%	56.7%	51.6%	(1.1)	52.9%	55.6%	(2.7)
Cat Loss and ALAE Incurred CAY	0.8%	-0.1%	0.4%	2.5%	0.4%	0.4	0.9%	1.1%	(0.2)
Total Loss and LAE CAY	51.3%	53.4%	58.9%	59.2%	52.0%	(0.7)	53.8%	56.7%	(2.9)
Prior year
Non-Cat Loss and LAE Incurred PAY	-0.3%	-3.0%	-3.9%	-3.3%	-2.6%	2.3	-0.8%	-3.3%	2.5
Cat Loss and LAE Incurred PAY	5.4%	0.0%	-0.1%	0.9%	-0.3%	5.7	4.9%	0.2%	4.7
Total Loss and LAE PAY	5.1%	-3.0%	-4.0%	-2.4%	-2.9%	8.0	4.1%	-3.1%	7.2
Total loss and LAE	56.4%	50.4%	54.9%	56.8%	49.1%	7.3	57.9%	53.6%	4.3

Policy acquisition expenses	18.2%	18.6%	15.9%	15.9%	17.0%	1.2	17.9%	16.3%	1.6
Other underwriting expenses	18.0%	24.2%	21.4%	21.4%	17.1%	0.9	19.8%	19.9%	(0.1)
Total expenses	36.2%	42.8%	37.3%	37.3%	34.1%	2.1	37.7%	36.2%	1.5

GAAP combined ratio	92.6%	93.2%	92.2%	94.1%	83.2%	9.4	95.6%	89.8%	5.8

Combined ratio before catastrophes	86.4%	93.3%	91.9%	90.7%	83.1%	3.3	89.8%	88.5%	1.3

Combined ratio before catastrophes and prior year development	86.7%	96.3%	95.8%	94.0%	85.7%	1.0	90.6%	91.8%	(1.2)

Long-term incentive compensation (LTIP) expense	1.6%	1.8%	1.1%	1.7%	1.3%	0.3	1.4%	1.4%	—

Combined ratio before catastrophes, prior year development and LTIP expense	85.1%	94.5%	94.7%	92.3%	84.4%	0.7	89.2%	90.4%	(1.2)

PIO-10

OneBeacon Insurance Group, Ltd.

Commercial Lines - Premiums

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30
	2006	2006	2007	2007	2007	% Change	2006	2007	% Change
Net written premiums
Middle Market	$149.3	$135.9	$127.2	$146.4	$151.6	2%	$428.9	$425.2	-1%
OBSP	12.3	7.1	9.7	11.1	8.1	-34%	44.0	28.9	-34%
Sub-total Middle Market	$161.6	$143.0	$136.9	$157.5	$159.7	-1%	$472.9	$454.1	-4%
Small Business	24.7	26.5	33.7	36.1	33.1	34%	75.9	102.9	36%
Total	$186.3	$169.5	$170.6	$193.6	$192.8	4%	$548.8	$557.0	2%

Earned premiums
Middle Market	$139.7	$140.9	$134.6	$136.7	$140.7	1%	$409.5	$412.1	1%
OBSP	13.0	12.0	10.8	10.1	10.3	-21%	38.1	31.2	-18%
Sub-total Middle Market	$152.7	$152.9	$145.4	$146.8	$151.0	-1%	$447.6	$443.3	-1%
Small Business	22.6	24.8	26.6	29.6	31.6	40%	64.0	87.7	37%
Total	$175.3	$177.7	$172.0	$176.4	$182.6	4%	$511.6	$531.0	4%

PIO-11

OneBeacon Insurance Group, Ltd.

Commercial Lines - Statistical Premium Information

($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2006	2006	2007	2007	2007	2006	2007
Renewal price change [1]

Middle Market [3]	2%	2%	-1%	0%	-1%	2%	0%
Small Business [4]	5%	4%	3%	3%	3%	5%	3%

Premium retention [2]

Middle Market [3]	83%	84%	83%	84%	84%	83%	83%
Small Business	83%	82%	86%	87%	87%	81%	87%

New business

Middle Market [4]	$33	$36	$33	$32	$38	$106	$104
Small Business	$10	$12	$14	$14	$12	$29	$40

[1] Renewal price change is determined by comparing the premium renewed including rate and exposure versus the premium on these same policies for their prior term.

[2] Retention is calculated by dividing renewal premium by expiring premium for all accounts with an effective date in each respective quarter. Renewal premium includes the impact of rate and exposure changes. The most recent quarter represents estimated premium retention.

[3] Excludes OBSP.

[4] Certain statistical premium information for a prior period has been revised to adjust for policies that were inadvertently included in this statistic.

PIO-12

OneBeacon Insurance Group, Ltd.

Personal Lines - Underwriting Results [1]

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2006	2006	2007	2007	2007	% Change	2006	2007	% Change

Net written premiums	$206.5	$174.3	$172.8	$180.4	$182.5	-12%	$626.3	$535.7	-14%
Earned premiums	205.5	197.6	189.8	180.5	181.8	-12%	624.7	552.1	-12%

Loss and LAE
Current year	128.1	126.1	123.5	118.5	108.2	-16%	389.6	350.1	-10%
Prior year	(5.2)	2.9	1.8	(5.5)	(11.6)	NM	3.4	(15.4)	NM
Total loss and LAE	122.9	129.0	125.3	113.0	96.6	-21%	393.0	334.7	-15%

Policy acquisition expenses	37.3	30.7	32.8	32.4	25.8	-31%	102.9	91.0	-12%
Other underwriting expenses	30.8	38.7	36.4	32.9	23.8	-23%	94.2	93.1	-1%
Total expenses	68.1	69.4	69.2	65.3	49.6	-27%	197.1	184.1	-7%

Underwriting income / (loss)	$14.5	$(0.8)	$(4.7)	$2.2	$35.6	146%	$34.6	$33.3	-4%

						Point Change			Point Change
GAAP ratios
Loss and LAE
Current year:
Non-Cat Loss and LAE Incurred CAY	61.5%	62.7%	64.9%	62.4%	59.3%	2.2	61.5%	62.2%	(0.7)
Cat Loss and LAE Incurred CAY	0.8%	1.1%	0.2%	3.3%	0.2%	0.6	0.9%	1.2%	(0.3)
Total Loss and LAE CAY	62.3%	63.8%	65.1%	65.7%	59.5%	2.8	62.4%	63.4%	(1.0)
Prior year
Non-Cat Loss and ALAE Incurred PAY	-2.7%	1.5%	1.0%	-3.1%	-6.2%	3.5	0.4%	-2.7%	3.1
Cat Loss and ALAE Incurred PAY	0.2%	0.0%	-0.1%	0.0%	-0.2%	0.4	0.1%	-0.1%	0.2
Total Loss and LAE PAY	-2.5%	1.5%	0.9%	-3.1%	-6.4%	3.9	0.5%	-2.8%	3.3
Total loss and LAE	59.8%	65.3%	66.0%	62.6%	53.1%	6.7	62.9%	60.6%	2.3

Policy acquisition expenses	18.1%	15.5%	17.3%	18.0%	14.2%	3.9	16.5%	16.5%	(0.0)
Other underwriting expenses	15.0%	19.6%	19.2%	18.2%	13.1%	1.9	15.1%	16.9%	(1.8)
Total expenses	33.1%	35.1%	36.5%	36.2%	27.3%	5.8	31.6%	33.4%	(1.8)

GAAP combined ratio	92.9%	100.4%	102.5%	98.8%	80.4%	12.5	94.5%	94.0%	0.5

Combined ratio before catastrophes	91.9%	99.3%	102.4%	95.5%	80.4%	11.5	93.5%	92.9%	0.6

Combined ratio before catastrophes and prior year development	94.6%	97.8%	101.3%	98.6%	86.6%	8.0	93.1%	95.6%	(2.5)

Long-term incentive compensation (LTIP) expense	0.7%	1.1%	1.1%	1.4%	1.2%	(0.5)	0.9%	1.3%	(0.4)

Combined ratio before catastrophes, prior year development and LTIP expense	93.9%	96.7%	100.2%	97.2%	85.4%	8.5	92.2%	94.3%	(2.1)

[1] Includes income statement eliminations between traditional personal lines and AutoOne.

PIO-13

OneBeacon Insurance Group, Ltd.

Personal Lines - Premiums

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2006	2006	2007	2007	2007	% Change	2006	2007	% Change
Net written premiums
Traditional personal lines excluding reciprocals [2]	$139.5	$79.1	$78.2	$87.9	$93.9	-33%	$413.6	$260.0	-37%
Reciprocals [2]	17.9	56.5	54.9	60.3	58.0	224%	36.7	173.2	372%
Sub-total traditional personal lines	157.4	135.6	133.1	148.2	151.9	-3%	450.3	433.2	-4%
AutoOne	50.2	40.9	39.7	33.9	30.6	-39%	181.8	104.2	-43%
Total [1]	$206.5	$174.3	$172.8	$180.4	$182.5	-12%	$626.3	$535.7	-14%

Earned premiums

Traditional personal lines excluding reciprocals [2]	$140.7	$128.1	$105.0	$97.6	$91.5	-35%	$426.6	$294.1	-31%
Reciprocals [2]	8.1	17.4	33.3	41.5	51.4	535%	24.1	126.2	424%
Sub-total traditional personal lines	148.8	145.5	138.3	139.1	142.9	-4%	450.7	420.3	-7%
AutoOne	57.1	53.6	52.1	42.1	39.5	-31%	177.1	133.7	-24%
Total [1]	$205.5	$197.6	$189.8	$180.5	$181.8	-12%	$624.7	$552.1	-12%

[1] Includes income statement elimination between traditional personal lines and AutoOne.

[2] Adirondack Insurance Exchange (Adirondack), a reciprocal insurance exchange, was approved to write business in New York in 2006. Adirondack began writing new and renewing traditional personal lines policies in the second half of 2006.

PIO-14

OneBeacon Insurance Group, Ltd.

Personal Lines - Statistical Premium Information

($ in millions)

	Three Months Ended					Six Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2006	2006	2007	2007	2007	2006	2007
Renewal price change

Auto [1]	0%	-1%	-2%	2%	2%	1%	1%
Homeowners [2]	8%	8%	8%	9%	9%	8%	9%

Premium retention [3]

Auto	78%	77%	80%	78%	77%	76%	78%
Homeowners	89%	92%	95%	96%	97%	87%	96%

PIF growth

Auto [4]	-2%	-1%	0%	2%	1%	-10%	4%
Homeowners	2%	1%	1%	2%	1%	2%	5%

New business

Auto	$15	$16	$18	$19	$19	$38	$57
Homeowners	$13	$10	$10	$10	$9	$26	$29
AutoOne	$18	$14	$10	$9	$10	$81	$30

[1] Renewal price change is the quarterly impact of annual rate and rate pursuit increases/decreases, determined by applying the state specific rate changes to the auto book to calculate the aggregate impact. Excludes MA auto and AutoOne.

[2] Renewal price change is the quarterly impact of annual rate and rate pursuit increases/decreases, determined by applying the state specific rate changes to the home book to calculate the aggregate impact, including Insured To Value (ITV).

[3] Retention is calculated by dividing renewal premium in the current period by total written premium in the prior period. Auto retention excludes MA auto and AutoOne.

[4] Excludes MA auto and AutoOne.

PIO-15

OneBeacon Insurance Group, Ltd.

Primary Insurance Operations - Loss and LAE Reserve Summary

($ in millions)

	Three months ended			Nine months ended			Twelve Months Ended
	Sep 30,	Sep 30,		Sep 30,	Sep 30,		Dec 31,
	2006	2007		2006	2007		2006

Gross beginning Loss and LAE Reserves	$5,360.0	$4,951.1		$5,713.4	$5,108.2		$5,713.4
Less beginning reinsurance recoverable on unpaid	(3,216.6)	(2,994.6)		(3,382.0)	(3,079.7)		(3,382.0)
Net loss and LAE reserves	2,143.4	1,956.5		2,331.4	2,028.5		2,331.4

Loss and LAE incurred:
Current accident year	290.2	272.3		865.7	868.3		1,157.4
Prior accident year	1.7	(16.5)		25.6	(41.2)		22.9
Total incurred losses	291.9	255.8		891.3	827.1		1,180.3

Loss and LAE paid:
Current accident year	(197.2)	(172.6)		(375.1)	(373.2)		(474.6)
Prior accident year	(160.7)	(123.1)		(770.2)	(565.8)		(1,008.6)
Total paid losses	(357.9)	(295.7)		(1,145.3)	(939.0)		(1,483.2)

Net ending reserve	2,077.4	1,916.6		2,077.4	1,916.6		2,028.5
Plus ending reinsurance recoverable on unpaid	3,169.9	2,924.7		3,169.9	2,924.7		3,079.7
Gross ending loss and LAE reserves	$5,247.3	$4,841.3		$5,247.3	$4,841.3		$5,108.2

Earned premiums	$492.7	$473.6		$1,458.1	$1,407.5		$1,944.0
Calendar year loss and LAE paid ratio	72.6%	62.4%		78.5%	66.7%		76.3%
Calendar year loss and LAE incurred ratio	59.2%	54.0%		61.1%	58.8%		60.7%
Prior accident year development	0.3 pts	(3.5	)pts	1.8 pts	(2.9	)pts	1.2 pts
Current accident year loss and LAE paid to incurred ratio	68.0%	63.4%		43.3%	43.0%		41.0%

PIO-16

OneBeacon Insurance Group, Ltd.

Affiliate Quota Shares Results [1]

($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,
	2006	2006	2007	2007	2007	2006	2007
Net written premiums	$78.5	$(136.3)	$—	$—	$—	$185.7
Earned premiums	58.6	—	—	—	—	131.9	—
Total revenues	58.6	—	—	—	—	131.9	—
Loss and LAE
Current year	26.5	—	—	—	—	115.0	—
Prior year	0.1	—	—	—	—	(11.7)	—
Total loss and LAE	26.6	—	—	—	—	103.3	—
Policy acquisition expenses	35.5	—	—	—	—	47.6	—
Total expenses	62.1	—	—	—	—	150.9	—
Pre-tax loss	$(3.5)	$—	$—	$—	$—	$(19.0)	$—

[1] Affiliate Quota Shares includes two quota share reinsurance agreements with subsidiaries of White Mountains, which were entered into primarily for White Mountains’ capital management purposes. The affiliate quota share agreements were commuted during the fourth quarter of 2006.

OS-1

OneBeacon Insurance Group, Ltd.

Other Operations Results

($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,
	2006	2006	2007	2007	2007	2006	2007
Net investment income [1]	$0.9	$3.2	$4.9	$5.9	$6.3	$6.2	$17.1
Net realized investment gains (losses)	(0.2)	(1.2)	—	0.2	(0.5)	(0.5)	(0.3)
Net other revenues (expenses)	6.0	3.8	(0.2)	(0.9)	(0.4)	13.2	(1.5)
Total revenues	6.7	5.8	4.7	5.2	5.4	18.9	15.3
General and administrative expenses	4.5	2.6	2.4	1.5	1.3	9.4	5.2
Accretion of fair value adjustments to loss and LAE reserves	5.8	5.7	4.0	4.0	4.0	17.3	12.0
Interest expense on debt	10.6	10.7	10.5	10.5	10.6	32.0	31.6
Interest expense - dividends and accretion on preferred stock subject to mandatory redemption	14.8	15.3	15.8	16.3	16.3	43.2	48.4
Total expenses	35.7	34.3	32.7	32.3	32.2	101.9	97.2
Pre-tax loss	$(29.0)	$(28.5)	$(28.0)	$(27.1)	$(26.8)	$(83.0)	$(81.9)

[1]  Includes net investment income on assets held in trust as follows:

Net investment income on assets held in trust	n/a	$2.2	$4.2	$4.1	$3.8	n/a	$12.1

OS-2

OneBeacon Insurance Group, Ltd.

Consolidated - Investment Earnings Pre-Tax [1]

($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,
	2006	2006	2007	2007	2007	2006	2007	Change
Net investment income (loss)
Fixed maturity investments	$43.0	$35.4	$41.5	$48.5	$42.8	$128.4	$132.8	3%
Short-term investments	3.0	5.8	4.1	3.3	4.7	8.0	12.1	51%
Common equity securities	5.0	2.9	3.3	3.5	3.5	17.5	10.3	-41%
Other investments	3.4	(1.4)	0.6	0.6	0.8	6.8	2.0	-71%
Total investment income	54.4	42.7	49.5	55.9	51.8	160.7	157.2	-2%
Less investment expenses	5.2	1.5	3.1	5.4	4.2	12.3	12.7	3%
Net investment income	$49.2	$41.2	$46.4	$50.5	$47.6	$148.4	$144.5	-3%

Net realized investment gains (losses)
Fixed maturity investments	$23.1	$7.7	$5.8	$7.4	$12.0	39.9	25.2	-37%
Short-term investments	—	—	—	—	—	—	—	0%
Common equity securities	19.7	46.2	40.6	38.3	7.5	58.4	86.4	48%
Other investments	(7.4)	4.7	8.5	11.4	11.2	6.7	31.1	364%
Net realized investment gains	$35.4	$58.6	$54.9	$57.1	$30.7	$105.0	$142.7	36%

Change in net unrealized gains (losses) on investments [2] [3]
Fixed maturity investments	$26.4	$0.2	$9.9	$(36.6)	$24.1	(27.4)	(2.6)	91%
Short-term investments	—	—	—	—	0.1	(0.5)	0.1	120%
Common equity securities	1.5	14.5	(5.1)	2.0	(10.8)	18.8	(13.9)	-174%
Other investments	(0.2)	19.4	6.5	16.3	(13.8)	(5.6)	9.0	261%
Change in net unrealized gains (losses) on investments	$27.7	$34.1	$11.3	$(18.3)	$(0.4)	$(14.7)	$(7.4)	50%

Change in net unrealized foreign currency translation
Fixed maturity investments	$5.9	$11.2	$2.0	$6.5	$(7.3)	9.9	1.2	-88%
Short-term investments	—	—	—	—	—	—	—	0%
Common equity securities	—	(0.8)	0.1	1.6	0.9	—	2.6	NM
Other investments	—	—	—	—	—	—	—	0%
Change in net unrealized foreign currency translation	$5.9	$10.4	$2.1	$8.1	$(6.4)	$9.9	$3.8	-62%

Total investment return
Fixed maturity investments	$98.4	$54.5	$59.2	$25.8	$71.6	150.8	156.6	4%
Short-term investments	3.0	5.8	4.1	3.3	4.8	7.5	12.2	63%
Common equity securities	26.2	62.8	38.9	45.4	1.1	94.7	85.4	-10%
Other investments	(4.2)	22.7	15.6	28.3	(1.8)	7.9	42.1	433%
Total investment return	$123.4	$145.8	$117.8	$102.8	$75.7	$260.9	$296.3	14%

[1] Excludes the return on assets held to economically defease the Company’s mandatorily redeemable preferred stock. Fourth quarter 2006, first quarter 2007, second quarter 2007, third quarter 2007 and the nine months ended September 30, 2007 exclude net investment income of $2.2 million, $4.2 million, $4.1 million, $3.8 million and $12.1 million, respectively, related to the economic defeasance of the Company’s mandatorily redeemable preferred stock.

[2] Excludes changes in unrealized gains and losses on our investment in Main Street America while it was accounted for under the equity method.

[3] The nine months ended September 30, 2006 includes the impact of adopting Statement of Financial Accounting Standards No. 155.

OneBeacon Insurance Group, Ltd.

Consolidated -Investment Returns [1]

($ in millions)

	Three Months Ended					Year to Date
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,
	2006	2006	2007	2007	2007	2006	2007
Average market value of investments
Fixed maturity investments	$3,218.7	$3,352.9	$3,488.5	$3,460.5	$3,458.6	$3,379.1	$3,473.5
Short-term investments	366.2	405.5	323.0	281.2	330.0	313.5	326.5
Common equity securities	694.6	704.7	738.2	748.9	777.4	668.9	757.8
Other investments	242.6	263.3	282.7	310.0	327.7	245.4	305.2
Total average market value	$4,522.1	$4,726.3	$4,832.3	$4,800.6	$4,893.7	$4,606.9	$4,863.0

Investment returns
Fixed maturity investments	3.1%	1.6%	1.7%	0.7%	2.1%	4.5%	4.5%
Short-term investments	0.8%	1.4%	1.3%	1.2%	1.5%	2.4%	3.7%
Common equity securities	3.8%	8.9%	5.3%	6.1%	0.1%	14.2%	11.3%
Other investments	-1.7%	8.6%	5.5%	9.1%	-0.5%	3.2%	13.8%

Total return	2.7%	3.1%	2.4%	2.1%	1.5%	5.7%	6.1%

Average amortized cost of investments
Fixed maturity investments	$3,209.6	$3,320.9	$3,443.9	$3,423.7	$3,413.8	$3,365.7	3,418.5
Short-term investments	366.2	405.5	323.0	281.2	329.9	313.4	326.3
Common equity securities	542.9	544.0	572.2	583.5	615.2	520.5	593.7
Other investments	213.3	224.4	230.9	246.8	217.3	210.1	208.4
Total average amortized cost	$4,332.0	$4,494.7	$4,569.8	$4,535.2	$4,576.2	$4,409.7	$4,546.9

Investment yield
Fixed maturity investments	1.3%	1.1%	1.2%	1.4%	1.3%	3.8%	3.9%
Short-term investments	0.8%	1.4%	1.3%	1.2%	1.4%	2.6%	3.7%
Common equity securities	0.9%	0.5%	0.6%	0.6%	0.6%	3.4%	1.7%
Other investments	1.6%	-0.6%	0.3%	0.2%	0.4%	3.2%	1.0%

Total investment yield	1.3%	1.0%	1.1%	1.2%	1.1%	3.6%	3.5%

[1] Excludes the assets held to economically defease the Company’s mandatorily redeemable preferred stockand the related return and yield on those assets held.

OneBeacon Insurance Group, Ltd.

Consolidated - Composition of Invested Assets [1]

($ in millions)

	Sep 30,		Dec 31,		Mar 31,		Jun 30,		Sep 30,
	2006		2006		2007		2007		2007
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturity investments	$3,166.0	69.1%	$3,539.7	72.6%	$3,437.2	71.7%	$3,483.8	72.4%	$3,433.3	69.0%
Short-term investments	491.9	10.7%	319.1	6.5%	327.0	6.8%	235.4	4.9%	424.5	8.5%
Common stock	672.3	14.7%	737.0	15.1%	739.3	15.4%	758.4	15.8%	796.2	16.0%
Other investments	248.5	5.5%	278.1	5.7%	287.3	6.0%	332.7	6.9%	322.7	6.5%
Total investments, market value	$4,578.7	100.0%	$4,873.9	100.0%	$4,790.8	100.0%	$4,810.3	100.0%	$4,976.7	100.0%

U.S. government obligations	$798.2	25.2%	$804.3	23.4%	$593.4	17.3%	$562.0	16.1%	$467.8	13.6%
Debt securities issued by industrial corporations	1,509.1	47.7%	1,440.1	40.7%	1,497.0	43.6%	1,517.0	43.5%	1,487.8	43.3%
Municipal obligations	9.3	0.3%	8.6	0.2%	8.6	0.2%	8.5	0.2%	8.5	0.2%
Asset-backed securities	737.1	23.3%	1,097.1	31.0%	1,165.5	33.9%	1,232.6	35.4%	1,209.6	35.2%
Foreign government obligations	47.2	1.5%	54.1	0.9%	41.3	1.2%	41.0	1.2%	143.6	4.2%
Preferred stocks	65.1	2.0%	135.5	3.8%	131.4	3.8%	122.7	3.5%	116.0	3.4%
Total fixed maturity investments, market value	$3,166.0	100.0%	$3,539.7	100.0%	$3,437.2	100.0%	$3,483.8	100.0%	$3,433.3	100.0%

Government bonds	$945.5	30.3%	$877.5	25.1%	$895.6	26.4%	$787.9	22.8%	$803.7	23.8%
AAA/Aaa	548.5	17.6%	997.0	28.5%	781.9	23.1%	903.0	26.1%	883.3	26.1%
AA/Aa	109.6	3.5%	110.2	3.1%	112.3	3.3%	183.3	5.3%	163.4	4.8%
A/A	604.8	19.4%	567.4	16.2%	733.6	21.7%	738.5	21.3%	730.3	21.6%
BBB/BBa	757.4	24.2%	713.2	20.4%	699.9	20.7%	691.4	20.0%	618.1	18.3%
Other/not rated	158.5	5.0%	236.0	6.7%	163.0	4.8%	157.0	4.5%	181.0	5.4%
Total fixed maturities, amortized cost	$3,124.3	100.0%	$3,501.3	100.0%	$3,386.3	100.0%	$3,461.1	100.0%	$3,379.8	100.0%

[1] Excludes assets held to economically defease the Company’s mandatorily redeemable preferred stock.